UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

WORKSPORT LTD.
(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 N America Dr
 West Seneca, New York, United States 14224
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (888) 554-8789

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC
Warrants	WKSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 23, 2024, Worksport Ltd. (the "Company") issued a press release: "NASDAQ: WKSP Sets Guidance for 300-433% Revenue Growth in 2024". A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Exhibit No.	Description
99.1	Worksport ($WKSP) Sets Guidance for 300-433% Revenue Growth in 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: May 23, 2024	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)